                                                                   Exhibit 10.51

Agreement Number:            ML-092
                  -----------------------------------

Effective Date:       November 11, 1997
                ------------------------------------


                                 LICENSE AGREEMENT


This License Agreement (the "Agreement") made this 11th of November, 1997 by and among MILLENNIUM DYNAMICS, INC., 580 Walnut Street, Cincinnati, Ohio 45202 ("Millennium Dynamics, Inc.") and GREAT AMERICAN INSURANCE COMPANY, 580 Walnut Street, Cincinnati, Ohio 45202 (hereinafter collectively referred to as the "Customer").


                                 W I T N E S S E T H:
                                 --------------------

WHEREAS, Millennium Dynamics, Inc. has developed and is the owner of certain computer software programs it desires to license to the Customer; and

WHEREAS, the Customer desires to license such programs from Millennium Dynamics, Inc.

NOW, THEREFORE, in consideration of the mutual terms and conditions set forth herein, the parties agree hereto as follows:

1.  DEFINITIONS.
    -----------

For purposes of this Agreement, the following terms shall have the meanings set forth below:

1.1  Confidential Information -- "Confidential Information" means the Software
     ------------------------
     (as defined herein) and all information disclosed to the Customer about Millennium Dynamics, Inc.'s marketing strategy, business practices, customers, finances, products, software, computer programs, services, methods and processes. "Confidential Information" also includes any and all information which this Agreement provides shall be deemed to be Confidential Information.

1.2  Agreement. -- This "Agreement" shall mean and include this document, all
     ----------
     Schedules, Appendices, Product Description Manuals, and Addenda attached to this document or added to it by amendment or incorporated herein by references.

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2.  GRANT.
    -----

Subject to the terms and conditions of this Agreement Millennium Dynamics, Inc. hereby grants to the Customer a nonexclusive right to use the object code version of each computer program listed on the Software Schedule attached hereto and incorporated herein by reference and all manuals, instructions, documentation coding sheets and other documents or information relating thereto (collectively, the "Software") at the computer site(s) and on the CPU(s) indicated for such programs on the Software Schedule. This license is for the designated CPU(s) at the designated site. The Customer has no right to copy any of the Software, except for purposes of system backup. On any backup copy of the Software, the Customer shall reproduce all original copyright notices and claims of confidentiality, proprietary rights or trade secret. This license grants to the Customer the right to use the Software on another CPU at another site for disaster recovery purposes. This license to use the Software for disaster recovery purposes shall continue for so long as the disaster at the designated CPU and/or site exists. The Customer acknowledges that the Software may not operate on a new CPU without modification to the mechanism that identifies the specific CPU on which the Software is installed. This license also grants to the Customer the right to concurrently use the Software on another CPU at another site for the limited purpose of disaster recovery testing.

At no additional cost to the Customer, the Customer may transfer the Software from the designated CPU at the designated site to a replacement CPU and/or a replacement site, provided (i) that the replacement CPU is owned or leased by the Customer and/or the replacement site is owned or leased by the Customer,
(ii) the Customer deinstalls the Software from the original designated CPU,
(iii) the Software is operated on only the replacement CPU, (iv) the Customer provides Millennium Dynamics, Inc. at least thirty (30) days advanced written notice of such transfer and provides Millennium Dynamics, Inc. the required information about the replacement CPU and/or replacement site, and (v) the operating system of the replacement CPU is MVS. The Customer and Millennium Dynamics, Inc. shall confirm the transfer of the Software from the designated CPU at the designated site to a replacement CPU and/or a replacement site by execution of an Amended Software Schedule to this Agreement. The provisions of this paragraph are based on the assumption that the transfer of the Software from the designated CPU at the designated site to a replacement CPU and/or replacement site is not part of an outsourcing of services by the Customer to a third party or service bureau. If an outsourcing of services to a third party or service bureau does occur, the Customer and Millennium Dynamics, Inc. will need to agree upon amended terms to this Agreement.


3.  LIMITS ON USE.
    -------------

The Customer shall use the Software for the Customer's internal purposes only for its own business purposes and shall not use the Software for the benefit of or to provide services to any third party or unaffiliated organization. Without limiting the generality of the foregoing restriction, the Customer shall not use any of the Software to perform data processing services or service bureau activities for a third party or an unaffiliated organization. The license granted to Customer hereunder does permit the Customer to use the Software for the benefit of any of the Customer's business divisions and the Customer's affiliates, so long as such use is on the designated CPU(s) at the designated site identified on the Software Schedule. For purposes of this Agreement the term "affiliate" shall mean any entity that is controlled by, under common control with, or controls the Customer. The parties will execute Software Schedules to indicate the designated CPU(s) and the designated sites, including any logical partitions of the designated CPU(s).

4.  TAXES.
    -----

If Millennium Dynamics, Inc. or the Customer is required to pay any sales, use, export, import, excise or other taxes (whether federal, state, local or otherwise) imposed with respect to this Agreement or any of the transactions contemplated hereby, such taxes shall be paid by the Customer or the Customer shall reimburse Millennium Dynamics, Inc. for any such taxes paid by Millennium Dynamics, Inc. Taxes based on Millennium Dynamics, Inc.'s net income and Millennium Dynamics, Inc.'s franchise taxes shall be the sole responsibility of Millennium Dynamics, Inc.

5.  ADDITIONAL SITES OR CPU(S).
    --------------------------

New sites or CPU(s) other than those listed on the Software Schedule will require an amendment to the Software Schedule.


6.  CONFIDENTIALITY AND OWNERSHIP.
    -----------------------------

The Software and all derivatives and modifications thereof (including ones made by or for the Customer) shall at all times be and remain the property of Millennium Dynamics, Inc., and the Customer shall have no rights thereto except as explicitly provided elsewhere in this Agreement. The Software and all derivatives and modifications thereof shall be deemed to be Confidential Information of Millennium Dynamics, Inc. and shall be subject to the terms and provisions of this Agreement which govern Confidential Information.

6.1  General. -- The Customer will keep confidential, will use only for the
     --------
     Customer's benefit as expressly permitted elsewhere in this Agreement and will not disclose to others without Millennium Dynamics, Inc.'s prior written approval, all Confidential Information.

6.2  Limited Access. -- The Customer shall limit access to Confidential
     ---------------
     Information to those employees who require such access in order to permit the Customer to use the Confidential Information as expressly permitted elsewhere in this Agreement in furtherance of the Customer's business.

6.3  Best Efforts. -- The Customer shall take all reasonable precautions to
     -------------
     maintain the confidentiality of all Confidential Information. Without limiting the generality of the foregoing, the Customer shall employ precautions for the protection of Confidential

     Information which are no less stringent than those employed by the Customer to protect its own confidential and proprietary information and/or trade secrets.

6.4  Return or Destruction. -- If at any time the Customer has in its possession
     ----------------------
     or under its control one or more copies (whether partial or complete) of any Confidential Information which the Customer does not at such time, pursuant to the terms of this Agreement, have the right to use at the designated site(s) and/or on the designated CPU(s), then the Customer shall (without the requirement of any notice or demand from Millennium Dynamics, Inc.) either deliver to Millennium Dynamics, Inc. or destroy all such copies, whether partial or whole and regardless of form. If the Customer elects to destroy such copies, it agrees to notify Millennium Dynamics, Inc. promptly that such copies have been destroyed.

6.5  Customer Confidential Information -- It is acknowledged and agreed that
     ---------------------------------
     Millennium Dynamics, Inc. will have access to confidential and proprietary information relating to the Customer's business and systems. Millennium Dynamics, Inc. will keep confidential all such information and will take all reasonable precautions to maintain the confidentiality of such information. Without limiting the generality of the foregoing, Millennium Dynamics, Inc. will employ precautions for the protection of such information which are no less stringent than those employed by Millennium Dynamics, Inc. to protect its own confidential and proprietary information and trade secrets.


7.   EXCLUSION OF WARRANTIES.
     -----------------------

EXCEPT AS EXPLICITLY PROVIDED ELSEWHERE IN THIS AGREEMENT, ALL INFORMATION, PRODUCTS AND/OR SERVICES PROVIDED TO THE CUSTOMER BY MILLENNIUM DYNAMICS, INC. ARE PROVIDED "AS IS" AND WITHOUT ANY EXPRESS OR IMPLIED WARRANTIES WHATSOEVER, INCLUDING, BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


8.   LIMITED WARRANTIES.
     -------------------

8.1  General Provisions. -- In any case for which two or more limitations of
     -------------------
     Millennium Dynamics, Inc.'s liability are specified in this Agreement, Millennium Dynamics, Inc.'s liability shall be limited to the smallest of such limitations. In no event shall Millennium Dynamics, Inc. be liable (under any contract, tort, or other theory) for any special, indirect, incidental or consequential damages arising out of or in connection with this Agreement, including, without limitation, loss of anticipated profits or loss resulting from business disruption, even if Millennium Dynamics, Inc. has been advised of the possibility of such damages. In no event shall the liability of Millennium Dynamics, Inc. for damages arising out of or in connection with this

     Agreement (under any contract, tort, or other theory) exceed the amount of $225,000 in connection with the programs responsible for such damage.

8.2  Media. -- Millennium Dynamics, Inc. hereby warrants to the Customer that
     ------
     all of the magnetic media delivered to the Customer by Millennium Dynamics, Inc. on which any of the Software is recorded (including any disks or tapes, but excluding the information recorded thereon) are free from defects in materials and faulty workmanship at the time of shipment by Millennium Dynamics, Inc. If any defect exists at the time of shipment which is detected within ninety (90) days of the time of shipment, then the defective item will be replaced by Millennium Dynamics, Inc. at no charge to the Customer. THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES ON THE MAGNETIC MEDIA, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED. IN NO EVENT SHALL MILLENNIUM DYNAMICS, INC. BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FROM ANY DEFECTS IN THE MAGNETIC MEDIA.

8.3  Software. -- For each program listed on the Software Schedule, subject to
     ---------
     the limitations of liability contained in this Agreement, Millennium Dynamics, Inc. warrants that such program (as delivered to the Customer and when used by the Customer without modification for its intended purpose and in accordance with this Agreement) (i) does not and will not infringe, violate or invade any United States copyright, trade secret, patent, or other proprietary right of any third party, (ii) so long as such program is supported by Millennium Dynamics, Inc. and unmodified by the Customer and used in accordance with this Agreement, it will operate substantially as specified within the product description manual, and (iii) the Software is free from computer viruses on the day of delivery by Millennium Dynamics, Inc. to the Customer. EXCEPT FOR THE FOREGOING WARRANTIES OF NON-INFRINGEMENT AND OPERATION IN SUBSTANTIAL COMPLIANCE WITH SPECIFICATIONS, THE SOFTWARE IS PROVIDED "AS IS", WITHOUT ANY EXPRESS OR IMPLIED WARRANTIES WHATSOEVER, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     "Computer Virus" means any inappropriate computer instructions that alter, destroy, or inhibit the Software and/or the Customer's processing environment. A Computer Virus includes, but is not limited to, a program that self replicates without manual intervention and instruction programmed to activate at a predetermined time or upon a specific event, and/or a program purporting to do a meaningful function but designed for a different function. In the event a Computer Virus is contained in the Software delivered to the Customer, Millennium Dynamics, Inc.'s only obligation is to send to the Customer another copy of the Software to correct any Computer Virus problems.

8.4  Limitation of Liability.  -- IN NO EVENT SHALL MILLENNIUM DYNAMICS, INC. BE
     ------------------------
     LIABLE (UNDER ANY CONTRACT, TORT, OR OTHER THEORY) FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING UNDER THIS AGREEMENT OR IN CONNECTION WITH THE SOFTWARE, INCLUDING, WITHOUT LIMITATION, LOSS OF ANTICIPATED PROFITS OR LOSS RESULTING FROM BUSINESS DISRUPTION, EVEN IF MILLENNIUM DYNAMICS, INC. HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL THE LIABILITY OF MILLENNIUM DYNAMICS, INC. FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE USE OR PERFORMANCE OF THE SOFTWARE (UNDER ANY CONTRACT, TORT OR OTHER THEORY) EXCEED THE AMOUNT OF $225,000.00.

8.5  Correction of Errors. -- The Customer understands and accepts the risk that
     ---------------------
     errors may exist or occur in the Software, and agrees that no such error will be deemed to violate the warranty contained in subpart (ii) of Section
     8.3 of this Agreement, provided Millennium Dynamics, Inc. diligently investigates and attempts to correct such error after the Customer reports it to Millennium Dynamics, Inc. Without limiting the generality of the foregoing, the Customer accepts responsibility for testing the accuracy of any and all conversion generated by the Software and agrees that in the event of any error, Millennium Dynamics, Inc. shall have no liability for any lost profits or other damages suffered by the Customer in connection with the Customer's reliance upon the results of such conversion.

8.6  Indemnification. -- Millennium Dynamics, Inc. agrees to indemnify and hold
     ----------------
     harmless the Customer from all costs, expenses (including reasonable attorneys' fees), losses, liabilities, damages, and settlements arising out of or in connection with any claim or suit based on allegations which, if true, would constitute a breach of the warranty of non-infringement contained in subpart (i) of Section 8.3 of this Agreement. The limitations of liability set forth in this Agreement shall not apply to the obligations of Millennium Dynamics, Inc. under this Section 8.6.

     8.6.1  Notice. -- The Customer shall as soon as practicable, notify
            -------
            Millennium Dynamics, Inc. in writing of any claim or suit which might give rise to a claim for indemnification by Millennium Dynamics, Inc. hereunder.

     8.6.2  Defense. -- In the event of such a claim or suit, Millennium
            --------
            Dynamics, Inc. will employ counsel for the defense and settlement thereof, shall file proper pleadings in said suit within the time required by law, and shall keep the Customer informed of all developments. If the suit is brought to trial, Millennium Dynamics, Inc. shall conduct the defense thereof. The Customer, at its own election and expense, shall always have the right to employ its own counsel and to monitor Millennium Dynamics, Inc.'s activities. In such event, Millennium Dynamics, Inc. and the Customer shall cooperate fully.

8.7  Right to Cure or Terminate.  -- If any claim or suit based on allegations,
     ---------------------------
     which, if true, would constitute a breach of the warranty of non-infringement contained in subpart (i) of Section 8.3 of this Agreement with respect to one of the program(s) listed on the Software Schedule, is brought or threatened against either Millennium Dynamics, Inc. or the Customer, then Millennium Dynamics, Inc. shall have the right, at its option and expense, to do any one or more of the following:

     8.7.1 Obtain for the Customer the right to continue using such program or a modified version thereof;

     8.7.2 Replace all or part of such program with a non-infringing program, or

     8.7.3 Terminate the license granted to the Customer with respect to such program and refund to the Customer an amount equal to the unamortized portion of the license fees paid to Millennium Dynamics, Inc. by the Customer in connection with such program. For these purposes, license fees shall be amortized on a straight line method over five years; thus, the unamortized portion of an license fee would be equal to the greater of (a) zero and (b) the initial license fee divided by 5, then divide that quotient by 12, and multiply that quotient by the difference between 60 and the number of months since the license fee was received by Millennium Dynamics, Inc. (for example, if the license is terminated after twelve (12) months, 6,000 (divided by) 5 = 1,200; 1,200 (divided by) 12 = 100;
            100 x (60 - 12) = $4,800).


9.  MAINTENANCE.
    -----------

9.1  Error Correction. -- So long as Millennium Dynamics, Inc. continues to
     -----------------
     support the programs listed on the Software Schedule, Millennium Dynamics, Inc. agrees to diligently investigate and attempt to correct any error in such programs reported to Millennium Dynamics, Inc. by the Customer and determined by Millennium Dynamics, Inc. to be an error in such programs or in the operating procedures recommended by Millennium Dynamics, Inc. Such services shall be provided as a part of "Maintenance" described below.

     However, if Millennium Dynamics, Inc. determines that any error reported by the Customer is not an error in such programs or operating procedures, the Customer promptly shall pay Millennium Dynamics, Inc. for its services in investigating and/or correcting such error at Millennium Dynamics, Inc.'s then current consulting fees and shall reimburse Millennium Dynamics, Inc. for reasonable travel and living costs incurred in connection with such services.

9.2  Updates and Related Products.  -- For each program listed on the Software
     -----------------------------
     Schedule, Millennium Dynamics, Inc. may from time to time, at Millennium Dynamics, Inc.'s option, develop and distribute a new version or revision of such program (an "Update") or a new product which is related to such program and may in fact be a derivative of such program (a "Related Product"). In general, a program which simply corrects errors or enhances the existing features and functions of a program is an Update, while one which adds new functions and features is a Related Product. Whenever there is any question whether a particular program is an Update or a Related Product, Millennium Dynamics, Inc. shall make a determination which shall be binding upon both Millennium Dynamics, Inc. and the Customer.

     Millennium Dynamics, Inc. shall provide to the Customer, for the maintenance fees identified on the Software Schedule, all Updates to all programs listed on the Software Schedule (herein referred to as "Maintenance"). All Updates provided to the Customer hereunder shall be deemed to be Software and Confidential Information and shall be subject to the provisions of this Agreement. The Customer will be contractually obligated to maintain the Software based on the most recent version that Millennium Dynamics, Inc. releases. Failure by the Customer to do so will release Millennium Dynamics, Inc. of any warranty or performance liability hereunder. Millennium Dynamics, Inc. shall offer to the Customer, for additional fees to be determined by Millennium Dynamics, Inc. at the time of the offering, the option to add any Related Product to the Software Schedule.

     The Customer shall be responsible for the installation of all Updates and any Related Product, unless otherwise agreed upon by the parties upon mutually acceptable terms. If the Customer requests that Millennium Dynamics, Inc. perform installation, then the Customer shall pay Millennium Dynamics, Inc. for such services at Millennium Dynamics, Inc.'s then current consulting rates and shall reimburse Millennium Dynamics, Inc. for reasonable travel and living expenses.

9.3  Maintenance Fees. -- The Customer shall receive Maintenance at no charge.
     ----------------
     The first year of Maintenance shall commence on the effective date of this Agreement and shall terminate automatically on the day before the first anniversary of the effective date of this Agreement. The second year and each year thereafter of Maintenance shall be calculated in the same manner.

9.4  Limited Warranties. -- Millennium Dynamics, Inc. shall perform all
     ------------------
     maintenance services hereunder in a proper and workmanlike manner in accordance with industry standards. The preceding warranty granted by Millennium Dynamics, Inc. herein for Maintenance is a limited warranty only. The parties agree that the Maintenance and related limited liability warranty consist of a contract for services and are not covered by Article II of the Uniform Commercial Code. THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED. IN NO EVENT SHALL MILLENNIUM DYNAMICS, INC. BE LIABLE (UNDER ANY CONTRACT, TORT, OR OTHER THEORY) FOR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING FROM THE PERFORMANCE OF THIS AGREEMENT OR IN CONNECTION WITH MAINTENANCE, INCLUDING, WITHOUT LIMITATION, LOSS OF ANTICIPATED PROFITS OR LOSS RESULTING FROM BUSINESS

     DISRUPTION, EVEN IF MILLENNIUM DYNAMICS, INC. HAS BEEN ADVISED TO THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL THE LIABILITY OF MILLENNIUM DYNAMICS, INC. FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH MAINTENANCE (UNDER ANY CONTRACT, TORT OR OTHER THEORY) EXCEED THE AMOUNT OF $225,000.00.

9.5  Unsupported Programs. -- If the Software Schedule indicates that a
     ---------------------
     particular program is unsupported, Millennium Dynamics, Inc. shall have no obligation to correct errors in such program. If Millennium Dynamics, Inc. no longer wishes to support a program which is listed on the Software Schedule, then Millennium Dynamics, Inc. shall have the right to amend the Software Schedule to indicate that such program is unsupported in accordance with the following procedure:

     9.5.1 Millennium Dynamics, Inc. shall provide written notice to the Customer that the program will cease to be supported on a specified date (the "Cutoff Date") which must be at least six (6) months in the future;

     9.5.2 Until after the Cutoff Date, Millennium Dynamics, Inc. shall continue to support such program and the Customer shall continue to pay any fee(s) specified on the Software Schedule for such program; and

     9.5.3 On and after the Cutoff Date, the Software Schedule shall be amended to indicate that such program is unsupported. Millennium Dynamics, Inc. shall have no further obligation to correct errors in the Program, the warranty contained in subpart (ii) of Section 8.3 of this Agreement shall no longer be effective with respect to such program, and the Customer shall have the right to receive a copy of the source code for such program as provided in Section 9.6 of this Agreement.

9.6  Source Code. -- For any program listed on the Software Schedule, if
     ------------
     Millennium Dynamics, Inc. designates such program as unsupported, then the Customer shall have the right to receive upon demand a copy of the source code for such program subject to the following terms and conditions:

     9.6.1 The source code for such program shall be deemed to be Confidential Information of Millennium Dynamics, Inc. and shall be subject to the terms and provisions of the Agreement which govern Confidential Information;

     9.6.2 The Customer shall have a nonexclusive right to use the source code version of such program for the limited purpose of maintaining the object code version of such program so that it can be used by the Customer at the designated sites and on the designated CPU(s) listed on the Software Schedule.

     9.6.3 The source code for such program shall be deemed to be Software within the meaning of this Agreement.

9.7  Source Code Escrow.
     ------------------

Millennium Dynamics, Inc. will maintain a copy of the source code for the Software in escrow for the benefit of the Customer and all other customers of Millennium Dynamics, Inc. with Star Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202. Millennium Dynamics, Inc. will pay all fees associated with such source code escrow or a successor escrow agent.


10.  INSTALLATION.
     ------------

Millennium Dynamics, Inc. shall install the licensed programs on the designated CPU at the designated site. Such installation shall consist of Millennium Dynamics, Inc.'s standard installation.


11.  MANUALS.
     -------

Millennium Dynamics, Inc. will provide to the Customer, at no additional cost to the Customer, the number of manuals for each program as indicated on the Software Schedule.


12.  SPECIAL LICENSES.
     ----------------

If Millennium Dynamics, Inc. provides any program to the Customer which is not listed on the Software Schedule, then (a) such program shall be deemed Confidential Information and (b) the Customer shall have no right to use, copy or disclose such program unless the Customer is granted such rights pursuant to some other license or sublicense agreement between the Customer and Millennium Dynamics, Inc. or a third party specified by Millennium Dynamics, Inc. (a "Special License"). If Millennium Dynamics, Inc. provides any such software to the Customer pursuant to a Special License, then the Customer shall be bound by the terms and conditions of such Special License.


13.  TELEPHONE SUPPORT
     -----------------

As a part of Maintenance, Millennium Dynamics, Inc. will provide reasonable user support for the Customer's employees by telephone in connection with the Customer's use of information, products and services provided to the Customer by Millennium Dynamics, Inc. pursuant to this Agreement. Such support shall be limited to answering questions about the use and/or operation of such information, products and/or services. Millennium Dynamics, Inc. shall have no obligation pursuant to this Section to perform any design or consulting services for the Customer.

14.  TERMINATION.
     -----------

14.1  Procedure. -- This Agreement may be terminated as follows:
      ----------

     14.1.1    Breach/Limits on Use. -- In the event of a breach of Section 3,
               ---------------------
               the non-defaulting party may terminate this Agreement immediately with written notice to the defaulting party specifying with particularity the breach.

     14.1.2    Breach/Confidentiality and Ownership. -- In the event of a breach
               -------------------------------------
               of Section 6, the non-defaulting party may terminate this Agreement immediately with written notice to the defaulting party specifying with particularity the breach.

     14.1.3    Breach/Other Provisions.  -- Except as otherwise provided, in the
               ------------------------
               event of breach of any of the terms or conditions of this Agreement, the non-defaulting party may terminate this Agreement upon sixty (60) days prior written notice to the defaulting party specifying with particularity the breach. If the defaulting party shall, within such sixty (60) days, cure the breach complained of and advise the non-defaulting party of such cure, this Agreement shall continue in full force and effect as if the notice of termination had not been issued; otherwise, this Agreement shall terminate at the end of such sixty (60) day period.

     14.1.4    Insolvency. -- In the event that the Customer becomes insolvent
               -----------
               or voluntarily or involuntarily bankrupt or is unable to meet its obligations when they become due or if a receiver or other liquidating officer is appointed for substantially all of the assets or business of the Customer or if the Customer makes an assignment for the benefit of creditors, Millennium Dynamics, Inc. may immediately terminate this Agreement by notice to the Customer.

     14.1.5    Mutual Agreement. -- This Agreement may be terminated by the
               ----------------
               mutual agreement of the parties. The understanding of the parties must be in writing and signed by both parties.


14.2  Effects of Termination. -- The following provisions shall apply in the
      -----------------------
     event this Agreement expires or is terminated for any reason whatsoever:

     14.2.1    Return of Confidential Information.  -- The Customer shall return
               -----------------------------------
               promptly or destroy all copies (in whatever form and whether full or partial) of all Confidential Information which is in the Customer's possession or under its control. Within thirty (30) days after termination, the Customer shall provide written confirmation to Millennium Dynamics, Inc. that all copies have been returned or have been destroyed. The Customer shall also implement appropriate measures to safeguard the confidentiality of any Confidential Information which, by virtue of its intangibility, cannot be physically returned or destroyed.

     14.2.2    Payments. -- The Customer shall remain obligated to pay all
               ---------
               amounts already owed to Millennium Dynamics, Inc. hereunder. All amounts due to Millennium Dynamics, Inc. hereunder shall become immediately due and payable.

     14.2.3    Provisions Which Survive.  -- Millennium Dynamics, Inc.'s rights
               -------------------------
               and the Customer's obligations pursuant to Sections 6 (Confidentiality) and 17 (Export) shall survive the termination and/or expiration of this Agreement. The Customer's rights and Millennium Dynamics, Inc.'s obligations pursuant to Section 8 shall survive the termination and/or expiration of this Agreement.


15.  INDEMNIFICATION BY CUSTOMER.
     ---------------------------

The Customer agrees to indemnify, defend, and hold harmless Millennium Dynamics, Inc., its subsidiaries and affiliates, and the officers, directors, employees, and agents of any of them from all costs, expenses (including reasonable attorneys' fees), losses, liabilities, damages and settlements arising out of or in connection with any claim or suit based on allegations which, if true, would constitute a breach of this Agreement by the Customer.

15.1  Notice. -- Millennium Dynamics, Inc. shall as soon as practicable, notify
      -------
     the Customer in writing of any claim or suit which might give rise to a claim for indemnification by the Customer hereunder.

15.2  Defense. -- In the event of such claim or suit, the Customer will employ
      -------
     counsel for the defense thereof, shall file proper pleadings in said suit within the time required by law, and shall keep Millennium Dynamics, Inc. informed of all developments. If the suit is brought to trial, the Customer shall conduct the defense thereof. Millennium Dynamics, Inc., at its own election and expense, shall always have the right to employ its own counsel and may monitor the Customer's activities. In such event, the Customer and Millennium Dynamics, Inc. shall cooperate fully.


16.  ASSIGNMENT.
     ----------

This Agreement and the Customer's rights hereunder may not and cannot be assigned, sublicensed, sold, mortgaged, pledged or otherwise transferred by the Customer without Millennium Dynamics, Inc.'s prior written consent.

17.  EXPORT.
     ------

Regardless of any disclosure made by the Customer to Millennium Dynamics, Inc. of an ultimate destination of any product, service, information or Confidential Information provided in connection with this Agreement ("the Products"), the Customer will not export or re-export, either directly or indirectly, any the Products or any system incorporating the Products, without first obtaining an appropriate license or authorization therefor from the United States government, if required by United States law.

The Customer will not, without first obtaining an appropriate license or authorization therefor from the United States government, if required by United States law, directly or indirectly, export, re-export, transmit or disclose to anyone or use, act upon, or provide services which involve the use of, any information of any kind (including, without limitation, any Confidential Information) (a) which can be used, or adopted for use, in the design, production, manufacturing, utilization or reconstruction of articles or materials and (b) which was disclosed to the Customer by Millennium Dynamics, Inc. or relates to any Products, this Agreement, or any transaction hereunder. The Customer shall notify Millennium Dynamics, Inc. if the Customer knows, believes or has any reason to suspect that any of the Products are being or have been exported or re-exported without proper licenses or authorizations.


18.  ADVERTISING.
     -----------

The Customer hereby authorizes Millennium Dynamics, Inc. to use the Customer's name as a reference during verbal conversations concerning the Software. Any other advertising involving the Customer's name will require the prior written consent of the Customer. The Customer shall not use the name and/or logo of Millennium Dynamics, Inc., without obtaining the prior written consent of Millennium Dynamics, Inc.


19.  INJUNCTIONS.
     -----------

The Customer agrees that a breach of this Agreement, including without limitation, any unauthorized use or disclosure of Confidential Information, could cause Millennium Dynamics, Inc. irreparable damage, Millennium Dynamics, Inc. is entitled to obtain injunctive relief in the event of any unauthorized use or disclosure of Confidential Information.


20.  ENTIRE AGREEMENT.
     ----------------

This Agreement (including the Software Schedule) constitutes the entire agreement between Millennium Dynamics, Inc. and the Customer relating to the subject matter hereof and this Agreement supersedes all prior negotiations, agreements and understandings between them relating to the subject matter hereof and no modifications and/or additions to this Agreement shall be binding on either party unless in writing and signed by the party against whom enforcement is sought.


21.  WAIVER.
     ------

No waiver of any provision of this Agreement shall be effective unless made in writing. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any subsequent breach of the same or any other provision of this Agreement. Failure to enforce any contract term shall not be deemed a waiver of future enforcement of that or any other term.


22.  NOTICE.
     ------

All notices permitted or required under this Agreement shall be directed to the address set forth on the first page hereof or to such address as either party may from time to time specify by written notice to the other. Any notice shall be transmitted in one or more of the following ways:

22.1  In writing, delivered in person, effective upon delivery;

22.2 Mailed by first class, registered or certified mail, return receipt requested, postage prepaid, effective 5 days after mailing;

22.3 Sent by telex or telecopy, or other digital telecommunications medium providing a verifiable transcript, and original sent by first class mail, postage prepaid, effective upon receipt.

22.4  Sent by overnight mail, billed to the sender, effective the next day.


23.  FORCE MAJEURE.
     -------------

Neither party shall be held liable to the other for failure to perform any of its obligations hereunder where such performance is prevented or interfered with by riots, wars or hostilities between any nations, Acts of God, fires, storms, floods, earthquakes, strikes, labor disputes, shortages or curtailments of raw materials, labor, power or other utility services, any government restrictions, and other similar or dissimilar contingencies beyond the reasonable control of the non-participating party.

24.  GOVERNING LAW AND VENUE.
     -----------------------

This Agreement shall be deemed to have been executed in Cincinnati, Ohio U.S.A., and shall be governed by and construed in accordance with the laws of the United
States and the laws of the State of Ohio, U.S.A.   The Customer hereby consents
generally to the jurisdiction of the courts of the State of Ohio and of any United States federal court.


25.  SEVERABILITY.
     ------------

The provisions hereof are severable. If any provision of this Agreement is invalid or unenforceable in any circumstances, then (i) in such circumstances such provision shall be interpreted as though it provided for the maximum permissible obligation or right, (ii) the application of such provision in any other circumstances shall not be affected thereby, and (iii) the application of the remaining provisions hereof shall not be affected thereby.


26.  CUMULATIVE REMEDIES.
     -------------------

Except as otherwise provided herein, all rights and remedies conferred hereunder shall be cumulative and may be exercised singularly or concurrently.


IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first above written.


GREAT AMERICAN INSURANCE  MILLENNIUM DYNAMICS, INC.
COMPANY



By:   /s/ (illegible)                     By:    /s/ Michael D. Rice
   -------------------------------------        --------------------------------
Name:                                     Name:  MICHAEL D. RICE
     -----------------------------------        --------------------------------

Title:                                    Title:   Vice President
      ----------------------------------        --------------------------------

                               SOFTWARE SCHEDULE
                               -----------------

1.   Software Programs.
     -----------------

     a.   JCL/Proc Analyzer

     b.   COBOL Copy Library Converter

     c.   COBOL Program Converter

     d.   Assembler Program Converter

     e.   File and Transaction Converter

     f.   Universal Text Scanner

g.   Bridge Utility

          Version:  5.0
                    ---

-----------------------------------

The above software programs operate within the MVS operating system or MVS compatible operating system.


2.   Site Address.
     -------------

               Great American Insurance Company
               -----------------------------------
               580 Walnut Street
               --------------------
               Cincinnati, Ohio  45202
               -----------------------


3.  Designated CPU(s) at site.
    -------------------------

               Make:                          Model:
               ---------------------------------------------------------
               Serial #:
               --------------------------------------------------------------


4.        License Fees.
          ------------

                  Initial License Fee:                 No charge

                  Total cost:                          No charge

     This License Fee includes the designated CPU(s) at the designated site. Additional sites and CPU(s) will require an addendum to this Software Schedule.

5.   Maintenance Fees.
     ----------------

     There is no annual maintenance fee for the software products identified on this Software Schedule. All other services, including consulting services, are to be incurred on a time and material basis.


6.   Manuals.
     -------

     The License Fee includes four (4) copies of installation/user manuals. The Customer is permitted to reproduce copies of the installation/user manual. The Customer may acquire a copy of the installation/user manual on diskette and thereby is entitled to reproduce an unlimited number of copies of the installation/user manual at no additional cost. If the Customer elects to acquire a copy of the installation/user manual on diskette, Customer is responsible for all reproductions of the installation/user manual and shall not hold Millennium Dynamics, Inc. responsible for any errors or miscopying.